UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2025

ESS TECH, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each fifteen warrants exercisable for one share of common stock at an exercise price of $172.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
ESS Tech, Inc. (the “Company”), a U.S. manufacturer of long-duration energy storage solutions using iron flow technology, has been engaged with potential investors during the last several months in the hopes of receiving major financing. Despite the Company’s efforts, as of May 27, 2025, the Company has not raised the capital or generated the business which, if obtained, would enable the Company to avoid or postpone a shutdown. This was not anticipated, and if the Company is unable to obtain financing in the immediate future, the Company will be forced to undertake certain workforce actions. Accordingly, on May 27, 2025, the Company provided notices pursuant to the federal Worker Adjustment and Retraining Notification Act (the “WARN Act”) to its affected employees and local and state officials. The WARN Act notices provide that if financing is not obtained, the Company anticipates shutting down its Wilsonville site, effective May 30, 2025. The Company continues to explore aggressively all available options to obtain the necessary financing and continue business operations. The Company believes that its scalable, 10+ hour long duration technology — made in America and well positioned to withstand tariff and legislative volatility — will have a significant role in serving unprecedented electricity demand and grid resiliency needs. Since launching the Energy Base earlier this year, the Company was awarded an important project with a substantial U.S. utility, which is now in contracting, and is in further discussions with the project offtaker for additional projects. The Company will continue to pursue all avenues to secure these orders, execute on its updated business strategy and reposition the Company for success.
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements, including statements regarding the Company and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” and “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the shutting down of the Company’s Wilsonville site, potential capital raising measures and the contract with a substantial U.S. utility. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company and involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, the Company’s inability to finalize contracts for customer projects, the Company’s inability to raise additional capital and other risks and uncertainties described more fully in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed on May 15, 2025, and the Company’s other filings with the U.S. Securities and Exchange Commission. Except as required by law, the Company is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: May 27, 2025

ESS TECH, INC.

By:	/s/ Anthony Rabb
Name:	Anthony Rabb
Title:	Chief Financial Officer